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                                                                   EXHIBIT 10.18

                   FIRST AMENDED AND RESTATED PROMISSORY NOTE

$100,000,000                                            Date:  February 29, 2000

         FOR VALUE RECEIVED, each of the undersigned, BNC MORTGAGE, INC., a Delaware corporation, and MORTGAGE LOGIC.COM, INC., a California corporation (collectively referred to as the "Borrowers" and individually, "Co-Borrower"), hereby promises to pay to the order of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender" or, together with its successors and assigns, the "Holder") whose principal place of business is 8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437, or at such other place as the Holder may designate from time to time, the principal sum of $100,000,000 or so much thereof as may be outstanding from time to time pursuant to the Warehousing Credit and Security Agreement described below, and to pay interest on said principal sum or such part thereof as shall remain unpaid from time to time, from the date of each Advance until repaid in full, and all other fees and charges due under the Agreement, at the rate and at the times set forth in the Agreement. All payments hereunder shall be made in lawful money of the United States and in immediately available funds.

         This Note is given to evidence an actual warehouse facility in the above amount and is the Note referred to in that certain Warehousing Credit and Security Agreement (the "Agreement") dated March 1, 1999, between the Borrowers and the Lender, as the same may be amended or supplemented from time to time, and is entitled to the benefits thereof. Reference is hereby made to the Agreement (which is incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a description of the Collateral, a statement of the covenants and agreements, a statement of the rights and remedies and securities afforded thereby and other matters contained therein. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings given them in the Agreement.

         This Note is given in replacement for, and not in satisfaction of, that certain Promissory Note dated March 1, 1999 (the "Existing Note") and is issued by the Borrowers to evidence their Obligations under the Agreement. All amounts owed by the Borrowers under the Existing Note (including, without limitation, the unpaid principal thereunder, interest accrued thereon and fees accrued under the Agreement, whether or not yet due and owing) as of the date hereof, shall be owed hereunder.

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     This Note may be prepaid in whole or in part at any time without premium or penalty.

     Should this Note be placed in the hands of attorneys for collection, the Borrowers agree to pay, in addition to principal and interest, fees and charges due under the Agreement, any and all costs of collecting this Note, including reasonable attorneys' fees and expenses.

     The Borrowers hereby waive demand, notice, protest and presentment.

     The promises and agreements herein shall be construed to be and are hereby declared to be the joint and several promises and agreements of each Co-Borrower and shall constitute the joint and several obligation of each Co-Borrower and shall be fully binding upon and enforceable against each Co-Borrower. The release of any party to this Note shall not affect or release the joint and several liability of any other party. The Lender may at its option enforce this Note against one or both of the Co-Borrowers, and the Lender shall not be required to resort to enforcement against each Co-Borrower and the failure to proceed against or join each Co-Borrower shall not affect the joint and several liability of each Co-Borrower.

     This Note shall be construed and enforced in accordance with the laws of the State of Minnesota, without reference to its principles of conflicts of law.

     IN WITNESS WHEREOF, the Borrowers have executed this Note as of the day and year first above written.

                                        BNC MORTGAGE, INC., a Delaware
                                        corporation


                                        By:  /s/ Peter Evans
                                             ---------------------------
                                             Peter Evans

                                        Its: Vice President and CFO
                                             ---------------------------

                                        MORTGAGE LOGIC.COM, INC.,
                                        a California corporation

                                        By:  /s/ Peter Evans
                                             ---------------------------
                                             Peter Evans

                                        Its: Vice President and CFO
                                             ---------------------------


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